Exhibit 99.1

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SAFE HARBOR STATEMENT Cautionary Statement Regarding Forward-Looking Statements improvement related to the distribution retrofit project and other supply are inventory ard industry related risk and regulations. The Company's filings with the SEC The forward-looking statements made in this presentation relate only to events as of the date on which the statements were made. Except as may be required by law, the Company disclaims obligations to update its forward-looking statements to reflect events and circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events. Investors are cautioned not to place undue reliance on any forward-looking statements. Reference is hereby made to the Company's filings with the Securities and Exchange Commission, including, but not limited to, "Cautionary Statement Regarding Forward-Looking Statements" and "Item 1A. Risk Factors" of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2019, for examples of risks, uncertainties and events that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements. These risks, uncertainties and events include, but are not limited to, the following: our ability to successfully implement our long-term business strategy; changes in economic and political conditions which may adversely affect consumer spending; our ability to identify and respond to changes in consumer trends and preferences; our ability to mitigate reductions of customer traffic in shopping centers where our stores located; our ability to continuously attract buying opportunities for off-price merchandise and anticipate consumer demand; our ability to successfully manage our inventory balances profitably; our ability to effectively manage our supply chain operations; loss of, disruption in operations, or increased costs in the operation of our distribution center facilities; unplanned loss or departure of one or more members of our senior management or other key management employees; increased or new competition; our ability to maintain and protect our information technology systems and technologies and related improvements to support our growth; our ability to successfully execute our real estate strategy; increases in fuel prices and changes in transportation industry regulations or conditions; our ability to generate strong cash flows from operations and to continue to access credit markets; increases in the cost or a disruption in the flow of our imported products; changes in federal tax policy, including tariffs; the success of our marketing, advertising and promotional efforts; increased variability due to seasonal and quarterly fluctuations; our ability to protect the security of information about our business and our customers, suppliers, business partners and employees; our ability to comply with existing, changing, and new government regulations; our ability to manage risk to our corporate reputation from our customers, employees and other third parties; our ability to manage litigation risks from our customers, employees and other third parties; our ability to manage risks associated with product liability claims and product recalls; the impact of adverse local conditions, natural disasters and other events; our ability to manage the negative effects of shrinkage; our ability to manage exposure to unexpected costs related to our insurance programs; and increased costs or exposure to fraud or theft resulting from payment c are available at the SEC's web site at www.sec.gov. This presentation contains forward-looking statements, which are based on management's current expectations. estimates and projections and are not guarantees of future performance. Forward looking statements include statements regarding the Company's sales and growth expectations, EBITDA projections, liquidity, capital expenditure plans. inventory management plans, real estate strategy, projections regarding gross margin chain initiatives and merchandising and marketing strategies.

Founded in a rented Dallas. Texas warehouse by Lloyd Ross Opened our first permanent store Opened our first warehouse Went public with 57 stores and 1,500 employees Company incorporated as a pop-up shop format with four 6-week sales a year Our first event mailer was produced 1970-1990'5 Founding & Early Years 3

Our Inwood warehouse became automated Went public with 354 stores Moved to a new corporate office location Began to open our 441 stores year-round Company reached 315 stores and was acquired by Madison Dearborn Began to remodel and enlarge stores 1990-2000'5 Rapid Growth Years 4

Opened our Phoenix distribution center Celebrated our 45tr Anniversary Website & social channels launched Began to relocate to better locations Achieved $1 billion in sales Today - Positioned for Success 5

700+ Strategic Nationwide Locations MA (2) NV (6) (4) CA (61) DE (3) MD (14) \" (6) TX (109) •as of 6/30/19 Today - Positioned for Success 6 MO (18) KS (8) OK (12) NM ND (1) SD (1) NE

Tuesday Morning is Well-Positioned in the Off-Price & Home Furnishings Sector RH Crate&Barrel POTTERY BARN T-J·mmt( Mla1rshalllls 'I]overstock.com a.m..a_z..,on .11ier1 lUIPOrts· #"' ... WORLD MARKET. KI RKLAND'S. (!) TARGET . StAI;n. iZOSS Mlc.ha&.s C»urlington ..,... '<);,ms HOBBY LOBBY. JO-ANN fabric and craft uor••· BIG LOTS, .... '+!!f. j. j3!t!J-f.ii ath"·a·m--e-Today - Positioned for Success 7 MASS QUALITY

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Growing Sales on a Reduced Store Base ($Millions) $1,100 900 $1,000 850 $900 800 $800 750 $700 700 $600 $500 Annual Sales Ending Store Count 650 FY10 $828 85 2 FY11 $821 861 FY12 $813 852 FY13 $838 828 FY14 $86 5 810 FY15 $906 769 FY16 $956 751 FY17 $967 731 FY18 $1,00 726 FY19 $1,00 714 - - Sales History 9

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Compelling Assortment with Focus on Home-Related Categories • TEXTILES • HOME DECOR/FURNITURE 14% SEASONAL • HOUSEWARES/FOOD CRAFTS/TOYS/PETS • OTHER 12% *FY19 ActuaL Other category Includes Baby, Accessones, Gift Wrap, Party, Bath & Body, Luggage, and Stationery Products - compelling Values 11

, $3999 NINJA• $]9• HOOVER•WINDTUNNEL• REWIND 6AGUSS VACUUN O>rr¥>-ut.matllll ..-..n:lllS/9 00 UTlINAUFOOO & ORIN K NAK[R NINJA . ....... WITH UTTLE DIPP[R $1 fORNULAX 001 SINGLE SERVE COlT[( CUPS Corsr.tmartelv,._ S11.99 .I!.COTIOH 500 THREAD Clo-COUNT SHEET SU vatwSI OO -SII !PI!dally stcres. ''8/25/19 Ad Event Cover Products - compelling Values 12 $49:ia-MAUTYREST•1S L6. IGHTED 1\LAHKH St!ndard siZe.F"adeeper sleep,less s1ressandlnc""'S@d retauuon.49• x 7?• • $29?-CROCK -POT• 6QT.COOK & CARRY lattacturentsIncluding <Ioughm-. $799 HARRY & DAVID 18 CT.'l$J3-9e&.v.. CHRISTIAN SIRIAHO 10 Co uttnaftCIHAIL POLISH c..nmar..CI As seenat ramous All!i:lrled 004ors. 0.4 FLOZ. Hany & D<WidcotTee Dagsalso ava able klr S5.99.AssortedftiWOrs.Asserted colors.otner siNSawllatlle 1'1 seleclstcres. ITEMS AVAILABLE AUGUST 25

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Attractive Customer Demographic Who Appreciates Tuesday Morning's Offering & Value Our Core Customers are Shopping Aficionados1: Self-professed deal hunters who bask in the satisfaction of nabbing a perfect find at a great price Think shopping is a great way to relax Balanced Customer Profile Across Ages and Focus on Growing Younger Customer Base2: Age 56% 50+ 44% under 49 Average age: 54 (down 4 years since 2017) Believe their home is an expression of personal style their Household Income 51% $75K+ Enjoy wandering stores looking for new, interesting products Routinely visit multiple retailers Marital Status 75% Married Children 0-18 37% in household Education 38% Bachelor's + 31% Some College 1GfK MRI, Doublebase 2016, Women aged 50-69 who agree with statements and shop category 2 Experian data overlay, Tuesday Morning customer database July 2019 Our Customers - our Focus 14

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It's All about The Deal: Focus on Off-Price • Re-focused Merchant team to drive success across all categories through the Off-Price Model • Engaged Off-Price consultant to refine strategic positioning and restructure our Merchant organization • • Enhanced talent through recent hires of veteran Off-Price management and buyers Dedicated additional resources to support the Merchant organization • Emphasis on expanding brand relationships and driving compelling value for our customers

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Embarking on Next Phase of Supply Chain Transformation: Retrofitting Dallas DC Building • Currently own three non-contiguous buildings in Dallas that will be consolidated into one retrofitted facility Project will take 2 years, with expected completion date of Summer 2021 Project will include installing new equipment, upgrading systems and leveraging underutilized space Estimated capital investment of $28M-$30M • • • • Funding will come from a combination of cash from operations, potential sales of certain non-core real estate distribution assets, and, if necessary, borrowings on our credit facility • Improved efficiencies expected to result in gross margin expansion of 150 bps with potential for future benefits as additional efficiencies are gained

Focus on Optimizing Marketing Spend & Effectiveness • Diversified media dollars, shifting more spend to digital channels and younger customers, increasing brand awareness and driving store traffic • Improved customer data collection allowing for more efficient and sophisticated marketing programs • Focused communication highlighting the uniqueness and value (quality+ price) of products YOU 19 FIND 1U£sdnu J\torning >

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Go Forward Real Estate Opportunity: Rent Re-Negotiations Rent Expense ($Millions) $122 $118 $120 $108 $110 $98 $100 $90 $80 $70 FY16 FY17 FY18 FY19 • Pace of overall rent expense growth has declined as focus has shifted to opportunistic approach for relocations with a primary focus on rent re-negotiations • Changing retail landscape provides increased opportunities 20-25% of leases renew annually, with 175 up for renewal in FY20 Significant number of leases re-negotiated at improved rates, with additional opportunity remaining Approaching new stores and relocations opportunistically o o o 21

All Strategic Initiatives Culminate in Improving Sales Trend across the Store Fleet Average Sales per Store $2,180 $ 2.200 $ 2.050 $ 2.070 $ 2.000 $1,920 $1.840 $1,500 $1,000 $500 $-FY14 FY15 FY16 •Top 100 •Bottom 100 FY17 Total FY18 FY19 ''Includes only stores open for entire 12 month period

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COMP % STACK 24

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Path to Profitable Growth • Continue to drive compelling value throughout the merchandise offering • Drive continued margin expansion through improved product margin, markdown management and Supply Chain cost efficiencies • Focus on improved store sales productivity through merchandising, marketing and inventory management • Leverage opportunistic real estate environment through lease re-negotiations and selective portfolio repositioning • Grow customer base and brand awareness through effective, diversified marketing programs Financial Overview 26

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DEALS 28 TuesdlqjM_ornlng GREAT SINCE 1974